                                                               EXHIBIT 10.45


                    Attachment 2 to Article 1 - Development
                    of the Alliance Agreement between Network
                    Computing Devices, Inc. and IBM Corporation



This Attachment is entered into by and between Network Computing Devices, Inc. ("NCD") and International Business Machines Corporation ("IBM").


                                   RECITALS

1.  NCD and IBM have entered into an Alliance Agreement effective June 27, 1996
(the   "Agreement") in the area of a network application terminal ("thin client") product.

2. NCD and IBM now desire to supplement and modify Articles 1 and 2 of the Agreement. This Attachment modifies Article 1, and a related Attachment (Attachment 3 to Article 2 - Manufacturing) modifies Article 2 of the Agreement. The provisions of this Attachment are entered into by the parties in consideration of the provisions of both new Attachments, and this Attachment shall become effective only when both such Attachments are executed by the parties. Except as explicitly described herein, this Attachment, together with the related Attachment described above, supersede and replace the Letter of Intent between IBM and NCD, dated June 5, 1997.


I.   HARDWARE AND SOFTWARE DEVELOPMENT

     A.  GENERAL DESCRIPTION

     This Attachment (1) provides for development of certain versions of Products and software not specifically described in the initial Development Article, (2) provides additional implementation details for software and hardware development described in the Development Article, and (3) provides schedules for such development. NCD agrees to perform the tasks and provide the Deliverables described in this Attachment and in the Exhibits reference herein according to the schedules described in this Attachment and its Exhibits, provided IBM fulfills those dependencies described in this Attachment and its Exhibits that are necessary for NCD to complete such development work.

     B.  TASKS AND DELIVERABLES

     NCD will develop for IBM the Products for Release 2.5 and Release 3.0 as described in Exhibit A to this Attachment, the terms of which are incorporated herein by reference.


CERTAIN INFORMATION IN THIS EXHIBIT 10.45 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     Except where specific items are designated as IBM's responsibility, NCD shall implement and provide as Deliverables to IBM all the functions and product features described in Exhibit A. NCD shall perform all tasks necessary to develop, implement, and test all such function and product features in a high quality manner, and shall perform other tasks described in such Exhibit.

     C.  SCHEDULES

     Deliverables shall be provided according to the schedules set forth in Exhibit A, unless the parties' Development Article Coordinators agree to different schedules.

II.  COMPENSATION FOR ADDITIONAL DEVELOPMENT WORK

     The parties acknowledge that certain of the development tasks and Deliverables described or referenced in this Attachment were not described in the initial Development Article of the Agreement, and represent additional requirements by IBM. In consideration for this additional work, IBM shall pay to NCD an NRE amount of $200,000 per calendar month for development work and resources applied to perform the work and provide the Deliverables described in this Attachment. Payment of such amount shall be subject to NCD's application of key resources to accomplish the work described in the Attachment, and reasonable demonstration that NCD's total development work performed as described in this Attachment for the applicable calendar month equalled or exceeded $200,000 in cost (using a rate of $200,000 per person/year for purposes of this Attachment only.) IBM's obligation for such payments shall end on March 31, 1998, regardless of whether all required tasks have been performed, or Deliverables provided, by that date. NCD may invoice IBM for the amount described herein no earlier than the final business day of the calendar month for which the payment was earned, and shall submit with the invoice a summary of key milestones completed in support of the IBM/NCD Build Plan and a similar summary in support of hardware development. Copies of such summaries shall be sent to IBM's Development Article Coordinator. IBM's payment shall be made no later than 30 days after receipt of the invoice and summary report.

     The parties acknowledge that $200,000 per calendar month in NRE is currently being paid to NCD under the terms of the Letter of Intent between IBM and NCD, dated June 5, 1997. The payment described herein shall replace the payment specified in the Letter of Intent, and shall become effective for the first calendar month that begins after this Attachment is executed.

     Nothing herein shall require IBM to pay any additional amount for the work described in this Attachment.

III. ADDITIONAL DEVELOPMENT SUPPORT PROVIDED BY IBM

     In addition to IBM other responsibilities as described in this Attachment and the Development Article, IBM will provide NCD with the following to support the development of Products described in this Attachment:

     A. IBM will provide NCD with an additional Sun SPARC server as soon as possible for use in product builds and similar development tasks, for the time reasonably necessary to complete such tasks. IBM will provide this server at no charge to NCD, but may do so under reasonable lease terms or other terms deemed necessary by IBM to protect its asset.

     B. IBM will pay for the IBM-unique board layouts for the BENGAL-derivative products as requested and authorized by IBM under a separate Purchase Order.

IV.  MAJOR ENHANCEMENTS FOR CITRIX ICA CLIENT SUPPORT

     After initially porting the Citrix ICA client support to the NCDware platform, NCD plans to make future enhancements to such ICA client support. IBM and NCD agree that such future enhancements may be considered "Major Enhancements" within the meaning such term in the Alliance Agreement even if the enhancements do not meet the requirements of subsection (b) of the definition of Major Enhancements, provided that the remainder of the definition is satisfied (i.e., the enhancement provides substantial additional value and utility, and is not a Custom Enhancement), and provided further that NCD shall offer such Major Enhancements to IBM in accordance with section 6.2 of the Development Article, with the following modifications to section 6.2 to apply to these Major Enhancements only:

       For all Major Enhancements to the Citrix ICA client support offered by NCD to IBM in 1998, NCD and IBM shall negotiate a cumulative total price that does not exceed the lesser of (1) $100,000, or (2) 50% of NCD's cost of development for such Major Enhancements;

       For all Major Enhancements to the Citrix ICA client support offered by NCD to IBM in 1999, NCD and IBM shall negotiate a cumulative total price that does not exceed the lesser of (1) $75,000, or (2) 50% of NCD's cost of development of such Major Enhancements;

       For all Major Enhancements to the Citrix ICA client support offered by NCD in 2000, NCD and IBM shall negotiate a cumulative total price that does not exceed the lesser of (1) $75,000, or (2) 50% of NCD's cost of development of such Major Enhancements.

  The initial basic support/port for the Citrix ICA Client provided by NCD to IBM (initial version for NCDware 5.0X) shall be provided to IBM as part of Release 3 of the product development plan (Exhibit A to this Amendment), and shall not be considered a Major Enhancement. IBM shall be required to pay the negotiated price for each of the Major Enhancement to the Citrix ICA client support when IBM accepts the first offered Major Enhancement for the applicable year.

  In addition to the prices negotiated above, IBM shall be responsible for paying any pass-thru per copy or per unit royalties that NCD must pay to Citrix based on IBM's distribution of Citrix ICA client code included in the Major Enhancements, provided that such royalties are identified prior to IBM accepting a Major Enhancement that requires such royalties. Alternatively, IBM may obtain its own license with Citrix for distribution of such code.

  Nothing herein requires IBM to accept any Major Enhancements offered by NCD, nor prohibits IBM from preparing its own enhancements.

IV.  CHANGE IN DEVELOPMENT ARTICLE COORDINATOR

     NCD hereby notifies IBM that its Article 1 Coordinator has been changed to the following:

                      John Gilbert
                      NCD, Inc.
                      350 North Bernardo Ave.
                      Mountain View, CA 94043-4207

                      TELEPHONE: (650) 919-2835
                      FACSIMILE: (650) 961-6289


IN WITNESS WHEREOF, each party has reviewed this Article and each party has executed this Article by signature of its authorized representative.


NETWORK COMPUTING DEVICES, INC.        INTERNATIONAL BUSINESS
                                       MACHINES CORPORATION



Signature      Lorraine Hariton       Signature      Steven R. Villanueva
               ------------------                    ----------------------
               Lorraine Hariton

Printed Name   Lorraine Hariton       Printed Name   Stephen R. Villanueva

Printed Title  Sr. V.P. of Marketing  Printed Title  Director, OEM Procurement
               & Business Development

Date           11/4/97                Date           11/4/97
     --------------------------------      --------------------------------

                                     EXHIBIT A
                      TO ATTACHMENT 2 TO ARTICLE 1 - DEVELOPMENT


               The Release 2.5 Product deliverables will be comprised of:

               603 POWERPC PLATFORM

               -    Technical support for PowerPC 603 porting work
                    (Actual porting of OS to 603 is an IBM Austin deliverable)
               - Access to BENGAL device driver Code on common 603 components
               - Access to HMX device driver Code on common 603 components
               -    Consultation on boot monitor Code and NCD OS kernel
                    Code
               -    QA (quality assurance) test bucket data
               - Consulting for QA testing on PowerPC 603 Product (Kernel QA testing on PowerPC 603 Product is an IBM Austin responsibility)
               -    Build and regression test support
               -    Manufacturing article amendment to include PowerPC 603
                    Product
               -    Maintenance and support article to include PowerPC 603
                    Product

               KERNEL QA TESTING ON POWERPC 403 PRODUCT

               JVM 1.1.2 BASED ON SUN MICROSYSTEMS MODIFIED JVM 1.1.2

               -    Port JAE (Java Applet Environment) 1.1.2 to the PowerPC
                    403 target. Resultant port must run on PowerPC 403 and PowerPC 603 Products.
               -    JVM 1.1.2 compliance testing for PowerPC 403 and
                    PowerPC 603.
                    (IBM Hursley will complete certification tests and apply for certification)
                    (NCD is responsible to provide support for NCD Code provided)
                    (IBM is responsible to provide support for IBM inner loop Code)
               -    NCD to integrate Inner loop optimization of JVM
                    (Inner loop Code provided by IBM Austin)
               -    Modify JVM 1.1.2 to operate correctly with Motif 1.2.2
               -    Consultation in making JVM 1.1.2 work with PowerPC 603
                    Product
               -    Identify JVM 1.1.2 API's (eg. International locales,
                    IP multi-cast and loading applets via TFTP) not supported.
               - Add Java print API to existing NCD OS kernel serial / parallel API's for KONA (initial Code on 12/5/97 and PTF on 1/5/98)
                    (IBM Austin will develop the Java print API)
               -    Provide fixes required for problems related to JVM 1.1.2.

               Change to the PowerPC 403 kernel to support changes to the PowerPC flash boot monitor and changes to incorporate JVM 1.1.2

                                     EXHIBIT A
                      TO ATTACHMENT 2 TO ARTICLE 1 - DEVELOPMENT

               Changes (if necessary) to the PowerPC 403 boot monitor to load only the PowerPC 403 kernel.

               BUILD SUPPORT

               - Integration of Release 2.5 mods into NCD library to get PowerPC 603 Product changes (4.5 Code branch)
               - Weekly Code drops to IBM Rochester until "Golden Master" coordinated with Release 3.0 builds. (Original bi-weekly Code drops for Release 2.5 are weekly and take priority over Release 3.0 Code drops during September and October 1997.
               - Provide build process to Rochester for PowerPC 403 and PowerPC 603 Products.
               -    NCD is responsible for supporting the 4.5 Code branch.

               Although the NCD WinCenter application is not a Deliverable under Release 2.5, compatibility shall be provided with the NCD WinCenter application for the Release 2.5 and follow-on Products.

               RELEASE 3.0 VERSION (LAN VERSION)

               The Release 2.5 Product deliverables will be comprised of:

               BENGAL HARDWARE AND SOFTWARE

               BENGAL Derivatives (PowerPC 40x based Products)
               -    10/100 Ethernet Products
               -    Token Ring Product
               - Twinax Product (IBM to provide twinax drivers and design)
               -    BENGAL Source Code in Code tree and in build process.

               The above derivative Products are derived from NCD's BENGAL design. NCD re-layed out its BENGAL design to fit the ensuing product into IBM's mechanical form factor and customized the user interfaces for the Derivative Product to meet IBM's requirements. If IBM requests any additional features or functionality beyond NCD's BENGAL product (existing as of the parties' execution of Attachment 2 to the Article 1) and any other functions that are listed herein, IBM and NCD agree that deliverables outside of this Agreement will require negotiation

                                     EXHIBIT A
                      TO ATTACHMENT 2 TO ARTICLE 1 - DEVELOPMENT

               and may require additional NRE. IBM Procurement will authorize this work in writing prior to NCD commencing the work and prior to IBM undertaking any obligation for additional NRE.

               SOFTWARE FUNCTIONS / ENHANCEMENTS

               -    Document and number all NCD messages
               - Provide miniconsole for application launching with translated messages
                    (Actual translation will be provided by IBM.)
               - Continued support for touch screen, flash memory boot, PCMCIA file, and VT320 emluator.
               - DHCP enhancements as defined in the Release 3.0 SAI specification (eg. config, retry, multiservers, get config from server, options 26,43,60)
               - Support and consultation for implementing currently supported VT320 emulator launch via login / utilities. (Use VT320 support currently resident in BENGAL Code base, English only version, that currently exists in NCD Code.) (IBM Network Station Manager (NSM) team in Rochester will provide configuration support through the user platform)
               -    Self update of token ring interface Code.
               -    Broadcast boot TFTP support
               -    Support for XDM login from ACT login utility.
               -    Serial printer support
               -    Print APIs support and JVM interface (provided by IBM
                    Austin)
               -    Local administered MAC address
               - Additional SNMP traps and changes as defined in the Release 3.0 SAI specification.
               - Change to the kernel to support the PowerPC 403 and PowerPC 603 processor based Product flash boot monitor Code.
               - Porting and integration of Citrix Native 32-bit Windows ICA client protocol (Initial port and integration at NCDware 5.0x level).

               JAVA VM ENHANCEMENTS - JVM 1.1.4 FROM SUN MICROSYSTEMS

               - Port JAE (Java Applet Environment) 1.1.4 to the PowerPC 403 target. Resultant port must run on PowerPC 403 and PowerPC 603 Products.
               -    JVM 1.1.4 compliance testing for PowerPC 403 and
                    PowerPC 603.
                    (IBM Hursley will complete certification tests and apply for certification)

                                     EXHIBIT A
                      TO ATTACHMENT 2 TO ARTICLE 1 - DEVELOPMENT

                    (NCD is responsible to provide support for NCD Code provided)
                    (IBM is responsible to provide support for IBM inner loop Code)
               -    NCD to integrate Inner loop optimization of JVM
                    (Inner loop Code provided by IBM Austin)
               -    Modify JVM 1.1.4 to operate correctly with Motif 1.2.5
               -    Consultation in making JVM 1.1.4 work with PowerPC 603
                    Product

               NATIONAL LANGUAGE SUPPORT (NLS)

               -    Plan defined for BiDi support (NLS and DBCS completed)
               -    Support and consultancy for NLS implementation.
               -    Support and consultancy for Motif library support
                    (1.2.5)
               - Support and consultancy for Motif window manager support (1.2.5)

               PROVIDE KERNEL SUPPORT FOR INCLUSION OF THE OMRON INPUT METHOD.

               - NCD will provide, within the NRE already provided for in this Amendment, two person months of consultancy support to help specify and size the effort required to support the inclusion of the Omron input method.
               - Upon completion of the sizing and consultation, IBM and NCD will negotiate separately for additional effort or deliverables required.
               - IBM is licensing and contracting for Omron input method under separate Omron Agreement.

               Kernel API support for Navio (now NCI) NC Navigator browser version 4.

               Although the NCD WinCenter application is not a Deliverable under Release 3.0, compatibility shall be provided with the NCD WinCenter application for the Release 3.0 and follow-on Products.

               PRODUCT SCHEDULES

  It is intended that General Availability of the Release 2.5 hardware and software will occur in [*] for the Ethernet version of the 603-based Product, and [*] for the Token Ring verions

  It is intended that the General availability of the Release 3.0 hardware and software will occur in [*].


CERTAIN INFORMATION IN THIS EXHIBIT 10.45 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*]=CONFIDENTIAL TREATMENT REQUESTED - EDITED COPIES.

                                     EXHIBIT A
                      TO ATTACHMENT 2 TO ARTICLE 1 - DEVELOPMENT

  The parties technical teams will continue to work toward meeting the mutually agreed-to dates for code drops, test plans, and other detailed items to meet these GA dates, with adjustments as appropriate to take into account unforseen development issues or changes to release schedules.